As filed with the Securities and Exchange Commission on June 26, 2008

No. 333-147622
No. 811-22148

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☒
Amendment No. 2	☒
(Check appropriate box or boxes)

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond 301 West Roosevelt Road Wheaton, IL 60187 (Name and Address of Agent for Service)	With a copy to: Stuart M. Strauss Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on [date] pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated June 26, 2008

PowerShares Actively Managed
Exchange-Traded Fund Trust

[LOGO]

PowerShares Active U.S. Real Estate Fund  -

PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) is a registered investment company that currently consists of [five] separate actively managed exchange-traded funds (“ETFs”).  Additional funds may be offered in the future.  This Prospectus relates to the PowerShares Active U.S. Real Estate Fund (the “Fund”).

The Fund will apply to list its shares (the “Shares”) on the         Stock Exchange ( the “        ”).  The market prices for the Shares may be different from their net asset value (“NAV”).  The Fund will issue and redeem Shares only in large blocks consisting of 50,000 Shares (“Creation Units”).  Creation Units will be issued and redeemed principally in-kind for securities included in a specified universe.  Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Unlike conventional ETFs, the Fund is not an index fund.  The Fund is actively managed and does not seek to replicate the performance of a specified index.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.  Any representation to the contrary is a criminal offense.

Prospectus Dated     , 2008

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION (“FDIC”) INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

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TABLE OF CONTENTS

Introduction – PowerShares Actively Managed Exchange-Traded Fund Trust	1
PowerShares Active U.S. Real Estate Fund	2
Additional Information	6
Additional Risks	6
Tax Advantaged Product Structure	7
Portfolio Holdings	8
Management of the Fund	8
How to Buy and Sell Shares	10
Frequent Purchases and Redemptions of Fund Shares	11
Creations, Redemptions and Transaction Fees	11
Dividends, Distributions and Taxes	13
Distributor	15
Net Asset Value	15
Fund Service Providers	16
Other Information	16

Introduction – PowerShares Actively Managed Exchange-Traded Fund Trust

The Trust is an investment company consisting of [five] separate ETFs. Invesco PowerShares Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Invesco Institutional (N.A.), Inc. (“Invesco Institutional”) is the Fund’s primary investment sub-adviser (and together with the affiliated sub-advisers, the “Sub-Advisers”).  See “Management of the Fund” for a more detailed description of the sub-advisory arrangement.  The Fund has an investment objective of high total return through growth of capital and current income.  It seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and are included within the FTSE NAREIT Equity REITs Index.

The Fund anticipates that the Shares will be listed on the          at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit.”  Creation Units will be issued and redeemed principally in-kind for securities.  Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

PowerShares Active U.S. Real Estate Fund

Investment Objective, Strategies and Risks

Investment Objective

The Fund’s investment objective is high total return through growth of capital and current income.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index. The 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.  A company is considered to be principally engaged in the U.S. real estate industry if (i) it derives 50% of its revenues or profits from the ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) it has at least 50% of the value of its assets invested in U.S. real estate.  The Fund plans to invest principally in equity real estate investment trusts (“REITs”).  Equity REITs pool investors’ funds for investments primarily in real estate properties or real estate-related loans (such as mortgages).  The Fund may also invest in real estate operating companies (“REOCs”), as well as securities of other companies principally engaged in the U.S. real estate industry.  REOCs are similar to REITs, except that REOCs reinvest their earnings into the business, rather than distributing them to unitholders like REITs.

The Fund structures and selects its investments primarily from a universe of securities that are included within the FTSE NAREIT Equity REITs Index, at the time of purchase.  In constructing the portfolio, the Sub-Advisers analyze quantitative and statistical metrics to identify attractively priced securities.  The security and portfolio evaluation process is generally conducted monthly.  The Sub-Advisers will consider selling or reducing a security position if (i) the relative attractiveness of a security falls below desired levels; (ii) its quantitative risk/return profile changes significantly; or (iii) a more attractive investment opportunity is identified.

Under normal market conditions, the Fund anticipates being fully invested.  However, the Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents which may include unaffiliated money market funds if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices; conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

The Adviser will execute all trades on behalf of the Fund.

Transparency of Portfolio

The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the            and prior to the opening of trading on the          on the following day.

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Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund.  The Fund is also subject to other non-principal risks from its permissible investments.  For more information about these risks, see the “Additional Risks” section.

Market Risk

The prices of and income generated by securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund, general economic and market conditions, and currency and interest rate fluctuations.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing In Real Estate

The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  The Fund will invest in REITs.  REITs are subject to risks inherent in the direct ownership of real estate.  These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchases.  REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.  The yield on an investment depends on the amount of income and capital appreciation generated by the company. If the property does not generate enough income, the ability of the real estate company to make principal and interest payments on its debt securities may be adversely affected.  Furthermore, real property investments are also subject to risks that are specific to the real estate sector in which the REIT invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations. In addition, the value of a REIT can depend on the structure of, and cash flow generated by, the REIT.

Equity Risk

The Fund is subject to equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests.  For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.  In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a

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decline in its financial condition.  Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  In addition, while broad market measures of common stocks have historically generated higher average returns than fixed-income securities, common stocks have also experienced significantly more volatility in those returns.

Risk of Deviation between Market Price and NAV

Index based ETFs have generally traded at prices which closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index based ETFs. However, actively managed ETFs have a limited trading history and there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Small and Medium-Capitalization Risk

Investing in securities of small and medium-capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium- capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Concentration Risk

Because the Fund concentrates its investments companies that are principally engaged in the real estate industry, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund.  The Fund may not achieve its investment objective.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.  Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

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Shareholder Transaction Expenses(2) (fees paid directly from your investments)	None	*
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund’s assets)
Management Fees		%
Other Expenses(4)%
Total Annual Fund Operating Expenses		%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1Year	3Years
$	$

(1)          The Fund had not commenced operations as of the date of this Prospectus.  The other expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008.

(2)          If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee will be charged.

(3)          Expressed as a percentage of average net assets.

(4)          The Trust’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

* See “Creation Transaction Fees and Redemption Transaction Fees” below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a “Creation Unit”) or multiples thereof.  As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements are called authorized participants (“Authorized Participants,” or “APs”).  Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $     per transaction (regardless of the number of Creation Units involved).  An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $     for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $     and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $     if the Creation Unit is redeemed after one year, and $     if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

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The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

*              See “Creations, Redemptions and Transaction Fees” later in this Prospectus.

Additional Information

Non-Fundamental Policies

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the “Board”) without shareholder approval.  Certain fundamental policies of the Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Restrictions and Policies.”

Securities Lending

The Fund may lend its portfolio securities.  In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent.  This collateral is marked-to-market on a daily basis.

Additional Risks

This section provides additional information relating to the non-principal risks of investing in the Fund.

Trading Issues

Trading in Shares on the            may be halted due to market conditions or for reasons that, in the view of the           , make trading in Shares inadvisable.  In addition, trading in Shares on the           is subject to trading halts caused by extraordinary market volatility pursuant to the           “circuit breaker” rules.  There can be no assurance that the requirements of the            necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings.  The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the         .  The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund.  However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are disclosed on a daily basis, the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

The Fund may engage in lending its portfolio securities.  Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have

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appreciated beyond the value of the collateral held by the Fund).  In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with Invesco Aim Distributors, Inc. (the “Distributor”), breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”).  As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.  Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the       is satisfied by the fact that the prospectus is available at the          upon request.  The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, the Shares will be traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs.  The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed, principally in-kind, in Creation Units at each day’s next calculated NAV.  Shares will be created and redeemed principally in-kind in order to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash creation and redemption transactions.  In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet such redemptions.  These sales may generate taxable gains for the shareholders of the mutual

7

fund that do not redeem their shares, whereas the Shares’ in-kind redemption mechanism is designed to minimize taxable gains resulting from redemptions.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187.  Invesco PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $     billion as of        , 2008.  PowerShares Actively Managed Exchange-Traded Fund Trust is currently comprised of [five] ETFs.

On September 18, 2006, Invesco Aim Management Group, Inc., a subsidiary of Invesco Ltd., acquired Invesco PowerShares Capital Management LLC. Invesco Ltd. is an independent global investment manager.  By delivering the combined power of its distinctive worldwide investment management capabilities, including AIM, Atlantic Trust, Invesco, Perpetual, PowerShares, Trimark, and WL Ross, Invesco Ltd. provides a comprehensive array of enduring investment solutions for retail, institutional and high net worth clients around the world.  Operating in 20 countries, the company is listed on the New York Stock Exchange under the symbol “IVZ” and had approximately $491 billion in assets under management as of May 31, 2008.

Invesco PowerShares Capital Management LLC has overall responsibility as the Fund’s investment adviser for the ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of the Sub-Advisers.

The following affiliates of the Adviser serve as sub-advisers to the Fund and may be appointed by Invesco Institutional from time to time to provide discretionary investment management services and investment advice to the Fund:

Invesco Aim Advisors, Inc. (Invesco Aim), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, which has acted as an investment adviser since 1976.

Invesco Asset Management Deutschland GmbH (Invesco Deutschland), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment adviser since 1998.

Invesco Asset Management Limited (Invesco Asset Management), located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom, which has acted as an investment adviser since 2001.

Invesco Asset Management (Japan) Limited (Invesco Japan), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomo 4-chrome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment adviser since 1996.

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Invesco Australia Limited (Invesco Australia), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which ha acted as an investment adviser since 1983.

Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment adviser since 1997.

Invesco Institutional, (N.A.), Inc. (Invesco Institutional), located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment adviser since 1988.

Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong, which has acted as an investment adviser since 1994.

Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment adviser since 1992.

AIM Funds Management, Inc. (d/b/a AIM Trimark) (AFMI), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment adviser since 1994.  AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008.

Portfolio Managers

Investment decisions for the Fund are made by investment management teams at Invesco Institutional.  The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Joe V. Rodriguez, Jr. is a Portfolio Manager and the lead manager overseeing the investment team and Fund operations and has been responsible for the management of the Fund since its inception.  He has been associated with Invesco Institutional and/or its affiliates since 1990.

Mark Blackburn, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.

Paul S. Curbo, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.

James W. Trowbridge, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1989.

Ping-Ying Wang, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

The Adviser has overall responsibility for the general management and administration of the Trust.  The Adviser manages the Sub-Advisers and implements an investment program for the Fund and manages the investment of the Fund’s assets.  For its services, the Adviser receives a unitary management fee from the Fund which accrues daily and is payable monthly. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the payments to the Sub-Advisers, cost of transfer

9

agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the annual report to shareholders for the period ending October 31, 2008.

How to Buy and Sell Shares

The Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units.  See “Creations, Redemptions and Transaction Fees.”

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers.  Shares of the Fund will be listed for trading on the secondary market on the             .  Shares can be bought and sold throughout the trading day like other publicly traded shares.  There is no minimum investment.  Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per-share price differential.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.  The Fund’s Shares will be approved for listing on the          , subject to notice of issuance, under the following symbol “      .”

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the “Creations, Redemptions and Transaction Fees” section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all Shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares.  Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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Fund Share Trading Prices

The trading prices of Shares of the Fund on the          may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The            or other market information provider intends to disseminate the approximate value of Shares of the Fund every fifteen seconds.  The approximate value of the Shares of the Fund will be calculated by the         .  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares (“market timing”).  In establishing this policy, the Board evaluated the risks of market timing activities by the Trust’s shareholders.  The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market.  Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.  With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades.  To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.  However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to net asset value.  The Fund also employs fair valuation pricing to minimize potential dilution from market timing.  The Fund imposes transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.  Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.  For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

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Purchase

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.”  The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC immediately prior to the opening of business each day of the         .  The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units.  All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share.  In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.  A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed Creation Transaction Fee of $         is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.  The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Creations and redemptions of Shares for the Fund Securities (as defined below) will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit

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Aggregation may be paid an equivalent amount of cash.  An AP that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Redemption

The Fund’s custodian makes available immediately prior to the opening of business each day on the          , through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (the “Fund Securities”).  The Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.  Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes.  Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder.  For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day’s closing NAV per Share.  In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee of $           is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash.  The Fund reserves the right to effect redemptions in cash.  A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Dividends, Distributions and Taxes

Dividends and Capital Gains

As a shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments.  The Fund pays out all or substantially all its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly.  The Fund distributes its net realized capital gains, if any, to shareholders annually.  Dividends may be declared and

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paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•                  The Fund makes distributions,

•                  You sell your Shares listed on the         , and

•                  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid at least quarterly.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund.  Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011.  In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.  A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.  The ability to deduct capital losses may be limited.

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Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid.  A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount.  The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  You may also be subject to state and local tax on Fund distributions and sales of Fund Shares.  Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.  For more information, please see the SAI section “Taxes.”

Distributor

Invesco Aim Distributors, Inc. serves as the distributor of Creation Units for the Fund on an agency basis.  The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The             calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost.  Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded.  The NAV for the Fund is calculated and disseminated daily.  The will disseminate every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association the approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component.  This approximate value should not be viewed as a “real-time” update of

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the NAV per Share of the Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees.  Money market securities maturing in 60 days or less will be valued at amortized cost.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  The Adviser may use various pricing services or discontinue the use of any pricing service.  A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.  When price quotes are not readily available, securities will be valued at fair value.  Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

              ,                  , is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.  Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Fund.

              ,                  , serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund.  Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

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For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI.  The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus.  This means that the SAI, for legal purposes, is a part of this Prospectus.  If you have questions about the Fund or Shares or you wish to obtain the SAI free of charge, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246

Monday through Friday

8:00 a.m. to 5:00 p.m., Central Time

Write:  PowerShares Actively Managed Exchange-Traded Fund Trust

c/o Invesco Aim Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, Texas 77046-1173

Visit: www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0142.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information.  Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus.  This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-22148.

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The information in this Statement of Additional Information is not complete and may be changed.  The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated June 26, 2008

Investment Company Act File No. 811-22148

PowerShares Actively Managed Exchange-Traded
Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated       , 2008

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus dated       , 2008 for the PowerShares Active U.S. Real Estate Fund, a series of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), as it may be revised from time to time.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios.  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of [five] investment portfolios.  This SAI relates to the PowerShares Active U.S. Real Estate Fund (the “Fund”).  The Fund is a “non-diversified” fund, and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act.  The shares of the Fund are referred to herein as “Shares” or “Fund Shares.”

The Fund is managed by Invesco PowerShares Capital Management LLC (the “Adviser”).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund.  These affiliated sub-advisers (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”), each of which is a registered investment adviser under the 1940 Act, include:  AIM Funds Management Inc. (“AIM Trimark”); Invesco Aim Advisors, Inc.; Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”); Invesco Asset Management Limited (“Invesco Asset Management”); Invesco Asset Management (Japan) Limited (“Invesco Japan”); Invesco Hong Kong Limited (“Invesco Hong Kong”); Invesco Australia Limited (“Invesco Australia”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Global Asset Management (N.A.), Inc. (“Invesco Institutional”); and Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”).

The Adviser and each Sub-Adviser are subsidiaries of Invesco Ltd.

The Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in the Fund’s universe (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).  The Fund’s Shares will be approved for listing on the            Exchange (the “             ”), subject to notice of issuance.  The Fund Shares will trade on the          at market prices that may be below, at or above NAV.  Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.  Creation Units are aggregations of 50,000 Shares.  In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of the Fund Shares.  The Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section.  In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Unlike conventional exchange-traded funds (“ETFs”), the Fund is actively managed and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the          necessary to maintain the listing of Shares of the Fund will continue to be met.  The          may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the          , makes further dealings on the          inadvisable.  The          will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the          , brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of the Fund is to provide high total return through growth of capital and current income.  The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index, the Fund’s benchmark index (the “Index”).

Investment Restrictions

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Fund’s respective investment restrictions numbered (1) through (7) below.  The Fund, as a fundamental policy, may not:

(1)           Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that the Fund will invest 25% or more of the value of its total assets in securities of companies that are principally engaged in the U.S. real estate industry.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)           Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.

(3)           Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4)           Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)           Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.”  As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval.  The Fund may not:

(1)           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)           Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)           Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)           Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund’s investment policies is contained in the Prospectus in the “PowerShares Active U.S. Real Estate Fund—Principal Investment Strategies” and the “Additional Information” sections of the Prospectus.  The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

Common Stock.  The Fund may invest in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The Fund participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts (“REITs”).  The Fund may invest all of its total assets in equity (e.g., common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs.  REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation.  The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities.  Equity REITs can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.  The Fund will invest primarily in equity REITs, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

The Fund could conceivably own real estate directly as a result of a default on the securities it owns.  The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act.  Changes in interest rates may also affect the value of debt securities held by REITs.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Mortgage-Backed and Asset-Backed Securities.  The Fund may invest in mortgage-backed and asset- backed securities.  Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue.  Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government- sponsored entity wholly owned by public stockholders.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a government-sponsored entity wholly owned by public stockholders.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Asset-backed securities typically have no U.S. Government backing.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Risks of Mortgage-Related Securities.  Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer.  In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

When-Issued Securities.  The Fund may purchase when-issued securities.  Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued.  The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment.  The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates.  Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree.  Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment.  The Funds will employ techniques designed to reduce such risks.  If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment.  If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.  No additional delayed delivery agreements (as described above) or when-issued commitments will be made by the Fund if, as a result, more than 25% of the Fund’s total assets would become so committed.

Loans of Portfolio Securities.  The Fund may lend its investment securities to approved borrowers.  Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan.  From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted under the 1940 Act.  Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options.  The Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to simulate full investment in securities, to facilitate trading or to reduce transaction costs.  The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs.  Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund.  The potential for loss related to writing call options on equity securities or indices is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.  The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.

The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract.  The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities subject to the call option.  In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

The Fund may write a put option without owning the underlying security if it covers the option.  The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received.  The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date or both.

The Fund may purchase a call option for the purpose of acquiring the underlying security or contract for its portfolio.  The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities.  Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or contract at the exercise price of the call option plus the premium paid.  So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract.  If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

The Fund may only purchase a put option on an underlying security or contract (“protective put”) owned by the Fund in order to protect against an anticipated decline in the value of the security or contract.  Such hedge protection is provided only during the life of the put option.  The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option.  Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.  The Fund may also purchase put options on underlying securities or contracts against which it has written other put options.  For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Fund may write call options on underlying securities or contracts against which it has purchased protective put options.  This strategy is commonly referred to as a “collar.”

Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts used with negotiated strike prices and expiration dates.  The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from one dealer is available, in which case only that dealer’s price will be used.  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receiver, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the “multiplier”), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

There is no guarantee that such closing transactions can be effected.  Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options.

Warrants.  The Fund may purchase warrants.  Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other securities of an issuer.  Units of warrants and common stock may be employed in financing young, unseasoned companies.  The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Trust, the Adviser and the Sub-Advisers have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  There are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded).  This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

General Risks of Options, Futures and Currency Strategies.  The use by the Fund of options and futures contracts involves special considerations and risks, as described below.  Risks pertaining to particular strategies are described in the sections that follow:

(1)           Successful use of hedging and non-hedging transactions depends upon the Adviser’s and/or Sub-Advisers’ ability to correctly predict the direction of changes in the value of the applicable markets and securities.  There can be no assurance that any particular hedging strategy will succeed.

(2)           In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)           Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)           There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

(5)           As described above, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties.  If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(6)           There is no assurance that the Fund will use hedging transactions.  For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)           Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

MANAGEMENT

The general supervision of the duties performed by the Adviser and the Sub-Advisers for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”) and the Sub-Advisory Agreement is the responsibility of the Board.  The Trust currently has six Trustees.  Five Trustees have no affiliation or business connection with the Adviser or Sub-Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Advisers.  These are the “non-interested” or “independent” Trustees (the “Independent Trustees”).  The other Trustee (the “Management Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below.  The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.  As of the date of this SAI, the Fund Complex consists of the Trust’s [five] funds, three other exchange-traded funds with [103] portfolios advised by the Adviser (the “Fund Family”) and [228] other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2008	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	117	None

Marc M. Kole (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Assistant Vice President and Controller, Priority Health (September 2005-Present); formerly, Interim CFO, Priority Health (July 2006 April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	117	None

D. Mark McMillan (45) c/o Invesco PowerShares Capital Management LLC 01 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	117	None

Philip M. Nussbaum (45) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002 August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	117	None

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	President and Chief Operating Officer and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-August 2007); formerly, Senior Vice President and Treasurer, Marshall & IIsley Corp. (bank holding company) (May 1995 February 2006)	117	None

*                 This is the period for which the Trustee began serving the Trust.  Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (44) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman, President, and Trustee	Since 2007	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998-August 2002)	117	None

*                 This is the period for which the Trustee began serving the Trust.  Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (52) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Since 2008

Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (41) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2008

General Counsel and Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

*                 This is the period for which the Trustee/Officer began serving the Trust.  Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Active U.S. Real Estate Fund (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2007)
Ronn R. Bagge	None	Over $100,000
Marc M. Kole	None	Over $100,000
D. Mark McMillan	None	$10,000-$50,000
Philip M. Nussbaum	None	Over $100,000
Donald H. Wilson	None	Over $100,000
H. Bruce Bond	None	Over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or Distributor of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or Distributor of the Fund.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the “Retainer”).  The Trust pays $25,000 of the Retainer.  The other trusts in the Fund Family pay the remaining $170,000 of the Retainer.  Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer.  The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Fund has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year.  Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange Traded Fund Trust (the “Initial Trust”) or the PowerShares Exchange-Traded Fund Trust II (“Trust II”) that are offered as investment options under the DC Plan.  At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee.  The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.  The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board has an Audit Committee, consisting of five Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls.

The Board also has a Nominating and Governance Committee consisting of five Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee.  The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership.  The Board will consider recommendations for trustees from shareholders.  Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption “Shareholder Communications.”

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Trust’s fiscal year ending October 31, 2008.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Family
Ronn R. Bagge	14,583	N/A	$177,917
Marc M. Kole	14,583	N/A	$173,750
D. Mark McMillan	14,583	N/A	$167,917
Philip M. Nussbaum	14,583	N/A	$172,084
Donald H. Wilson	14,583	N/A	$167,917
H. Bruce Bond	N/A	N/A	N/A

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund.

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members).  The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee.  Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management.  Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors.  The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund.  The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Sub-Advisers.  The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Sub-Advisers’ portfolio managers develop investment models which are used in connection with the management of the Fund.  The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.  [As of June 30, 2008, none of the portfolio managers owned any securities of the Trust.]

As of        , 2008, Mr. Rodriguez managed ten registered investment companies with a total of approximately $   billion in assets,     pooled investment vehicles with a total of approximately $    billion in assets and    other accounts with a total of approximately $         in assets.

As of        , 2008, Mr. Blackburn managed ten registered investment companies with a total of approximately $   billion in assets,     pooled investment vehicles with a total of approximately $    billion in assets and    other accounts with a total of approximately $         in assets.

As of        , 2008, Mr. Curbo managed ten registered investment companies with a total of approximately $   billion in assets,     pooled investment vehicles with a total of approximately $    billion in assets and    other accounts with a total of approximately $         in assets.

As of        , 2008, Mr. Trowbridge managed ten registered investment companies with a total of approximately $   billion in assets,     pooled investment vehicles with a total of approximately $    billion in assets and    other accounts with a total of approximately $         in assets.

As of        , 2008, Ms. Wang managed ten registered investment companies with a total of approximately $   billion in assets,     pooled investment vehicles with a total of approximately $    billion in assets and    other accounts with a total of approximately $         in assets.

Description of Compensation Structure.  Each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.  Invesco Institutional evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Sub-Advisers, to participate in a year-end discretionary bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels.  Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components.  Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period(1)
Invesco Aim	Four-year average performance against Fund peer group
Invesco Institutional (Except Invesco Real Estate U.S.) Invesco Global Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

 (1)          Rolling time periods based on calendar year end.

Sub-Adviser	Performance time period(1)
Invesco Institutional – Invesco Real Estate U.S.	N/A
Invesco Senior Secured	N/A
AFMI	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.
Invesco Hong Kong Invesco Asset Management	One- and Three-year performance against Fund peer group.
Invesco Japan	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

Invesco Institutional – Invesco Real Estate U.S.’s bonus is based on net operating profits of Invesco Institutional – Invesco Real Estate U.S.

Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Because the Trust is newly organized, the portfolio managers do not own shares of any Fund.  Because the portfolio managers of the Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent that the Sub-Advisers has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Advisers’ employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  Invesco Institutional and the Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other extraordinary expenses.  For its services to the Fund, the Fund has agreed to pay an annual fee equal to 0.80% of its average daily net assets (the “Advisory Fee”).

The Adviser has overall responsibility for the general management and administration of the Trust.  The Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Sub-Advisory Agreement.  Effective              , 2008, Invesco PowerShares Capital Management LLC has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by Invesco PowerShares Capital Management LLC from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds.  These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

•                  Invesco Aim Advisors, Inc. (Invesco Aim)

•                  Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•                  Invesco Asset Management Limited (“Invesco Asset Management”);

•                  Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•                  Invesco Australia Limited (“Invesco Australia”);

•                  Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”);

•                  Invesco Hong Kong Limited (“Invesco Hong Kong”);

•                  Invesco Institutional (N.A.), Inc. (“Invesco Institutional”);

•                  Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”); and

•                  AIM Funds Management Inc. (“AFMI”) (AFMI anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008).

•                  The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco.

Under the Sub-Advisory Agreement, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Sub-Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ and not less than 30 days’ written notice to the Sub-Adviser.  For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily net asset value, using for each daily calculation the most recently determined net asset vale of the Fund.  On an annual basis, the Sub-Advisory fee is equal to 40% of the Adviser’s compensation of the sub-advised assets per year.

Administrator.  The Bank of New York (“BONY”) serves as administrator for the Fund.  Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as administrator for the Fund pursuant to an administrative services agreement (the “Administrative Services Agreement”).  Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund.  BONY will generally assist in all aspects of the Trust’s and the Fund’s operations, including supply and maintain office facilities (which may be in BONY’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Agreement and Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.  As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transition fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liability, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

Custodian and Transfer Agent.  BONY, located at 101 Barclay Street New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the “Custodian Agreement”).  As custodian, BONY holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses.  BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement.  Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”).  As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor.  Invesco Aim Distributors, Inc. (the “Distributor”) is the distributor of the Fund’s Shares.  Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.  The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Fund Shares.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. The Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor.  The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Fund Shares.  Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

BROKERAGE TRANSACTIONS

The policies of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers.  The sale of the Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser effects transactions with those broker-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser.  In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.  However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

The Adviser does not currently participate in soft dollar transactions.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act.  The Trust was organized as a Delaware statutory trust on November 6, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.”  The Trust currently is comprised of [five] funds.  The Board of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund.  The Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Agreement and Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote.  The holders of the Fund Shares are required to disclose information on direct or indirect ownership of the Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of the Fund Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons.  [As of the date of this SAI, the Adviser beneficially owned all of the voting securities of the Fund.]

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for the Fund Shares.  Shares of the Fund are represented by securities registered in the name of the Depository Trust Company (“DTC”) or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. (“NYSE”), the American Stock Exchange and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust, a listing of the Shares of the Funds held by each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all the Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process.  As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to [ Invesco Institutional/the Sub-Advisers].  [Invesco Institutional/the Sub-Advisers] will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31.  Form N-PX for the Fund also will be available at no charge upon request by calling 800-983-0903.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q.  The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.  Form N-Q for the Fund will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q, when available, may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.  The Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 630-933-9600 or 800-983-0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings.  The Board of the Trust must approve all material amendments to this policy.  The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for the Fund Shares, together with estimates and actual Cash Components, is publicly disseminated daily prior to the opening of the             via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of the Fund.  The Trust, the Adviser, the Sub-Advisers and the              will not disseminate non-public information concerning the Trust.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Advisers and the principal underwriter (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, the Sub-Advisers and the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.  The Trust will issue and sell Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Transfer Agent, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication, or representation, of the securities included in the Fund’s universe as selected by the Adviser and/or Sub-Advisers (the “Fund Securities”) and an amount of cash (the “Cash Component”) computed as described below.  Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.”  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or any other relevant reason.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Creations and redemptions of Shares for the Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Principal Underwriter, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.”  Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.  All the Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form.  In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date.  A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date.  An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component.  The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant), if any, and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Acceptance of Orders for Creation Unit Aggregations.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  Investors will be required to pay a fixed creation transaction fee, described below, payable to the Fund regardless of the number of creations made each day.  An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process, if any; and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities).  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the Fund is $       .  The Maximum Creation/Redemption Transaction Fee for the Fund is $       .

Redemption of the Fund Shares in Creation Units Aggregations.  The Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  The Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of the Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund.  An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed.  Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.  The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement.  Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant.  An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of the Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the

Authorized Participant to deliver the missing Shares as soon as possible.  Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked-to-market daily) at least equal to 115% of the value of the missing Shares, which the Adviser may change from time to time.  The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under the section “Determination of NAV” and computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern Time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of the Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of the Fund Shares for the Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET)	No action.	No action.	Creation Unit Aggregations will be delivered.
Order must be Received by the Distributor.

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Creation Unit Aggregations will be delivered.
Order must be received by the Distributor.

Orders received after 3:00 p.m. (ET) will be treated as standard orders.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit

	Order in proper form must be received by the Distributor.	Deposit Securities must be received by the Fund’s account through DTC.		Aggregations will be delivered.
2:00 p.m. (ET)
Cash Component must be received by the Custodian.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)
	Order in proper form must be received by the Distributor.	Available Deposit Securities.		Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities.

		Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market Value of the undelivered Deposit Securities.		Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit Aggregations will be delivered.
	Order in proper form must be received by the Distributor.	Deposit Securities must be received by the Fund’s account through DTC.

	Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET)

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Cash Component must be received by the Custodian.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET)	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Order must be Received by the Transfer Agent.

Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Order must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) will be treated as standard orders.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.
	Order must be received by the Transfer Agent.	Fund shares must be delivered through DTC to the Custodian.

	Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	2:00 p.m. (ET)
Cash Component, if any, is due.

* If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.
	Order must be received by the Transfer Agent.	Fund shares must be delivered through DTC to the Custodian.

Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET)
Cash Component, if any, is due.

*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

TAXES

The Fund intends to qualify for and to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code.  To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund is treated as a separate corporation for federal income tax purposes.  The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.  Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year.  The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in convertible securities, structured notes and swaps, options and futures contracts and non-U.S. corporations classified as “passive foreign investment companies.”  Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term.  The application of these special rules would therefore also affect the character of distributions made by the Fund.  The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Distributions from the Fund’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income.  Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011.  In addition, for these tax years, some ordinary dividends declared and paid by the Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.  The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.  In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed the Fund’s current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares.  The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of.  In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.  Distribution of ordinary income and capital gains may also be subject to state and local taxes.  Dividends attributable to interest earned on direct obligations of the U.S. government, however, may be exempt from state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from long-term capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.  Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates.  In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and capital gain distributions from REITs) will generally be subject to United States withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a United States tax return.  Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss.  Application of this rule may alter the timing and character of distributions to shareholders.  The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”).  It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions.  Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

BONY calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost.  Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the

exchange where the security is primarily traded.  The NAV for the Fund is calculated and disseminated daily.  The          will disseminate every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association the approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees.  Money market securities maturing in 60 days or less will be valued at amortized cost.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  The Adviser may use various pricing services or discontinue the use of any pricing service.  A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.  When price quotes are not readily available, securities will be valued at fair value.  Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Dividends from net investment income, if any, are declared and paid quarterly by the Fund.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis.  The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on the Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm.                  ,                    , serves as the Fund’s independent registered public accounting firm.          audit the Fund’s financial statements and perform other related audit services.

Appendix A

Proxy policy applies to the following:

Invesco Aim Advisors, Inc.

Invesco Aim Proxy Voting Guidelines

(Effective as of March 31, 2008)

The following Invesco Aim Proxy Voting Guidelines are applicable to all funds and other accounts managed by Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc and Invesco Aim Private Asset Management, Inc. (collectively, “Invesco Aim”).(1)

Introduction

Our Belief

The AIM Funds Boards of Trustees and Invesco Aim’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco Aim’s typical investment horizon.

Proxy voting is an integral part of Invesco Aim’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

Proxy administration

The Invesco Aim Proxy Committee (the “Proxy Committee”) consists of members representing Invesco Aim’s Investments, Legal and Compliance departments. Invesco Aim’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Aim Proxy Voting Guidelines

I.                             Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders.  Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

•                  Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim’s investment thesis on a company.

•                  Director performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•                  Auditors and Audit Committee members. Invesco Aim believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee.

When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•                  Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•                  Classified boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•                  Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•                  Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•                  Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•                  Shareholder access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.                         Incentives

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

•                  Executive compensation. Invesco Aim evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•                  Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•                  Employee stock-purchase plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•                  Severance agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.                     Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, AIM generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.                    Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.                        Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.                    Shareholder Proposals on Corporate Governance

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.                Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim’s typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.            Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco Aim’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-blocking”

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim’s products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some AIM Funds offering diversified asset allocation within one investment vehicle own shares in other AIM Funds. A potential conflict of interest could arise if an underlying AIM Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each AIM Fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

Footnotes

(1)AIM Funds not managed by Invesco Aim Advisors, Inc., are governed by the proxy voting policies of their respective sub-advisors.  Proxy Voting Guidelines applicable to AIM China Fund, AIM Floating Rate Fund, AIM Global Real Estate Fund, AIM International Core Equity Fund, AIM International Total Return Fund, AIM Japan Fund, AIM LIBOR Alpha Fund, AIM Real Estate Fund, AIM S&P 500 Index Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund, AIM Structured Value Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, Series C and Series M are available at our website, http://www.invescoaim.com.

Proxy policy applies to the following:

Invesco Asset Management Deutschland, GmbH

PROXY VOTING POLICY

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

December 2007

GENERAL POLICY

INVESCO has responsibility for making investment decisions that are in the best interests of its clients.  As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

PROXY VOTING POLICIES

Voting of Proxies

INVESCO will on a fund by fund basis, decide whether it will vote proxies and if so, for which parts of the portfolio it will voted for. If INVESCO decides to vote proxies, it will do so in accordance with the procedures set forth below. If the client retains in writing the right to vote or if INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith, it will refrain from voting.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies.  For example, proxy voting in certain countries outside the United States requires share blocking.  Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary.  During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank.  In addition, voting certain international securities may involve unusual costs to clients.  In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided.  In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities.  INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.  If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.

ISS Services

INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations.  In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility.  On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients.  This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS.  ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines.  If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account.  In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and direct ISS how to vote the proxies as described below.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Voting Committee (PVC) of the International Structured Products Group and the Compliance Officer will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies.  In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel or senior officers seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Voting Committee (PVC) of the International Structured Products Group. Upon review of the documentation and consultation with the individual and others as the PVC deems appropriate, the PVC together with the Compliance Officer may make a determination to override the ISS voting recommendation if they determine that it is in the best economic interests of clients.

Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative.  Alternatively, clients may make a written request for proxy voting information.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies.  Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote.  In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall determine how the proxy is to be voted and instruct accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.

Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate.  It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  An INVESCO person shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Compliance Officer.

The following are examples of situations where a conflict may exist:

•                  Business Relationships – where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•                  Personal Relationships – where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•                  Familial Relationships – where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity and where clients’ funds are invested in that company’s shares, it will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the INVESCO person to report any real or potential conflict of interest of which such individual has actual knowledge to the Compliance Officer, who shall present any such information to the Head of Continental Europe Compliance.  However, once a particular conflict has been reported to the Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Voting Committee (PVC) of the International Structured Products Group shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, the Proxy Voting Committee (PVC) of the International Structured Products Group must notify INVESCO’s Compliance Officer with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies.  The Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee and to the Head of Continental Europe Compliance.  In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required.  In all cases, the Proxy Voting Committee (PVC) of the International Structured Products Group together with the Compliance Officer shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com.  From this website, click on ISS Governance Services tab, next click on “Policy Gateway”, next click on “2008 Policy Information”, and then click on “Download 2008 U.S. Proxy Voting Guidelines Summary.”

APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof.  I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise.  I have complied with all provisions of this Policy.

Print Name

Date	Signature

Proxy policy applies to the following:

Invesco Asset Management Limited

INVESCO PERPETUAL

POLICY ON CORPORATE GOVERNANCE

1.                                       Introduction

INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder.  As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2.                                       Responsible Voting

IP has a responsibility to optimise returns to its clients.   As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

IP considers that shareholder activism is fundamental to good Corporate Governance.  Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients.   As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix I — Voting on non-UK/European shares)

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

i)  To protect the rights of its clients

ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

iii) To protect the long-term value of its clients’ investments.

It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

Note: Share Blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours.  IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.                                       Voting Procedures

IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower).

4.                                      Dialogue with Companies

IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements.  In addition, when analysing the company’s prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

•                  Nomination and audit committees

•                  Remuneration committee and directors’ remuneration

•                  Board balance and structure

•                  Financial reporting principles

•                  Internal control system and annual review of its effectiveness

•                  Dividend and Capital Management policies

5.                                      Non-Routine Resolutions and Other Topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board.   Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:

i) The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

ii) What other companies have done in response to the issue

iii) Whether implementation would achieve the objectives sought in the proposal

iv) Whether the matter is best left to the Board’s discretion.

6.                                       Evaluation of Companies’ Corporate Governance Arrangements

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7.                                      Disclosure

On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

(i)            in IP’s discretion, to do so does not conflict with the best interests of other clients and

(ii)           it is understood that IP will not be held accountable for the expression of views within such voting instructions and

(iii)          IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast.  Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note:                  The record of votes will reflect the voting instruction of the relevant Fund Manager.  This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

Appendix I

Voting on non-UK/European shares

When deciding whether to exercise the voting rights attached to its clients’ non-UK/European shares, IP will take into consideration a number of factors.  These will include:

•                  the likely impact of voting on management activity, versus the cost to the client

•                  the portfolio management restrictions (e.g. share blocking) that may result from voting

•                  the preferences, where expressed, of clients

Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

Share Blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours.  IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

Proxy policy applies to the following:

Invesco Asset Management (Japan) Limited

(Quick Translation)

Internal Rules on Proxy Voting Execution

(Purpose)

Article 1

INVESCO Asset Management (Japan) Limited (referred to as “INVESCO” thereafter)] assumes a fiduciary responsibility to vote proxies in the best interest of its trustors and beneficiaries.  In addition, INVESCO acknowledges its responsibility as a fiduciary to vote proxies prudently and solely for the purpose of maximizing the economic values of trustors (investors) and beneficiaries.  So that it may fulfill these fiduciary responsibilities to trustors (investors) and beneficiaries , INVESCO has adopted and implemented these internal rules reasonably designed to ensure that the business operations of the company to invest are appropriately conducted in the best interest of shareholders and are always monitored by the shareholders.

(Proxy Voting Policy)

Article 2

INVESCO exercises the voting right in the best interest of its trustors and beneficiaries not in the interests of the third parties. The interests of trustors and beneficiaries are defined as the increase of the value of the enterprise or the expansion of the economic value of the shareholders or to protect these values from the impairment.

(Voting Exercise Structure)

Article 3

Please refer to the Article 2 of Proxy Voting basic Policy as per attached.

(Proxy Voting Guidelines)

Article 4

Please refer to Proxy Voting Guidelines (Attachment 2).

(Proxy Voting Process)

Article 5

1. Domestic Equities

(1)         Notification on the shareholder meeting will be delivered to Operations from trustee banks which will be in turn forwarded to the person in charge of equities investment. The instruction shall be handled by Operations.

(2)         The person in charge of equities investment scrutinizes the subjects according to the “Screening Standard” and forward them to the proxy voting committee (“Committee”).

(3)         In case of asking for the outside counsel, to forward our proxy voting guidelines(“Guidelines”) to them beforehand and obtain their advice

(4)         In either case of b. or c., the person in charge shall make proposal to the committee to ask for their “For”, “Against”, “Abstention”, etc.

(5)         The committee scrutinizes the respective subjects and approves/disapproves with the quorum of two thirds according to the Guidelines.

(6)         In case where as to the subject which the Committee judges as inappropriate according to the Guidelines and/or the subject which cannot obtain the quorum, the Committee will be held again to discuss the subject.

2. Foreign Equities

(1)         As to the voting exercise of the foreign equities, we shall consider the manners and customs of the foreign countries as well as the costs.

(2)         As to the voting process, the above process of the domestic equities shall be accordingly adjusted and applied.

(Disclosure of Information)

Article 6

In case of the request from the customers, we can disclose the content.

(Voting Record)

Article 7

•                 The Committee preserves the record of Attachment 1 for one year.

•                 The administration office is the Investment Division which shall preserve all the related documents of this voting process.

•                 Operations which handle the instruction shall preserve the instruction documents for 10 years after the termination of the ITM funds or the termination of the investment advisory contracts.

Article 8 and addendum are omitted.

Proxy Voting Basic Policy

1.               Basic Thought on Proxy Voting

•                  INVESCO makes efforts to maximize the entrusted assets in terms of fiduciary duties in investing the funds entrusted by the trustors (investors) and the beneficiaries.

•                  For the purpose of maximizing the invested assets and the value of the equities, INVESCO always monitors the invested companies to operate appropriately as a shareholder in the best interests of the shareholders.

•                  From the above point of view, INVESCO has adopted and implemented this Proxy Voting Basic Policy and Proxy Voting Policy and Procedure to fulfill the proxy voting rights properly.

•                  In exercising the proxy voting rights, INVESCO fulfills the voting rights in the benefits of the trustors (investors) and the beneficiaries not in the benefits of the third parties.

2.               Voting Process and Structure

•                  INVESCO establishes the Proxy Voting Committee (referred to as “Committee” thereafter) which executes the proxy voting rights.

•                  The Committee is composed of the chairman who is designated by Japanese Management Committee (referred to as “J-Mac” thereafter) and the members appointed by the chairman. Persons in charge of Investment Division and Legal & Compliance Division shall be mandatory members.

•                  The Committee has been delegated the judgment power to execute the voting right from the J-Mac.

•                  The Committee has worked out the subjects according to the pre-determined “Screening Standard” in terms of benefits of the shareholders and executes the voting rights based on the “Proxy Voting Guidelines”.

•                  The Committee is occasionally taken the advice from the outside parties according to the “Proxy Voting Guidelines”.

The Committee is held on a monthly basis and the result of the voting execution is to be reported to J-Mac on a monthly basis at least.

3.     Screening Standard

For the purpose of efficient voting execution, INVESCO implements the following screening criteria. The companies fallen under this screening criteria shall be scrutinized according to “Voting Guidelines”.

(1)         Quantitative Standard

1)         Low profit margin of operational income and recurrent income for certain periods

2)         Negative Net Assets/Insolvency

3)         Extremely High Dividend Ratios or Low Dividend Ratios

(2)         Qualitative Standard

1)         In breach of the substantial laws or anti-social activities for the past one year

2)         Impairment of the interests of the shareholders for the past one year

(3)         Others

1)         External Auditor’s Audit Report with the limited auditor’s opinion

2)         Shareholders’ proposals

4. Proxy Voting Guidelines

(1)   General Subjects

1)                      Any violation of laws and anti-social activities ?

2)                      Inappropriate disclosure which impairs the interests of shareholders ?

3)                      Enough Business Improvement Efforts ?

(2)          Subjects on Financial Statements

Any reasonable reasons for Interest Appropriation/Loss Disposal ?

(3)          Amendments to Articles of Incorporations, etc

Any possibility of the limitation to the shareholder’s rights ?

(4)          Directors/Statutory Auditors

Appointment of the unqualified person, or inappropriate amount of payment/gifts to the unqualified person ?

(5)          Capital Policy/Business Policy

Unreasonable policy in terms of maximization of the shareholders’ interests ?

(6)          Others

1)                                  Shareholder’s Proposals
Contribution to the increase of the shareholders’ economic interests ?

2)                                  Appointment of Auditor

Any problem of independency ?

Voting Screening Criteria &  Decision Making Documents             (Attachment 1)

Company Name:	Year	Month

Screening Criteria / Quantitative Criteria (consolidated or (single) )

	Yes	No
Consecutive unprofitable settlements for the past 3 years
Consecutive Non dividend payments for the past 3 years
Operational loss for the most recent fiscal year
Negative net assets for the most recent fiscal year
Less than 10% or more than 100% of the dividend ratios for the most recent fiscal year

Screening Criteria/Qualitative Criteria

	Yes	No
Substantial breach of the laws/anti-social activities for the past one year
If Yes, describe the content of the breach of the law/anti-social activities:
Others, especially, any impairment of the value of the shareholders for the past one year
If Yes, describe the content of the impairment of the value of shareholders:

Others

	Yes	No
External Auditor’s report with the limited auditor’s opinion
Shareholder’s proposal

Person in charge of equities investment	Initial	Signature

•                  If all Nos   →  No objection to the agenda of the shareholders’ meeting

•                  If one or more Yes  ¯(Person in charge of equities investment shall fill

Out the blanks below and forward to the Committee)

Proposal on Voting Execution

Reason for judgment

Chairman	For	Against	Initial	Signature
Member	For	Against	Initial	Signature
Member	For	Against	Initial	Signature
Member	For	Against	Initial	Signature
Member	For	Against	Initial	Signature
Member	For	Against	Initial	Signature
(Attachment 2)

Proxy Voting Guidelines

1. Purport of Guidelines

Pursuant to Article 2 of Proxy Voting Policy and Procedure, INVESCO has adopted and implemented the following guidelines and hereby scrutinizes and decides the subjects one by one in light of the guidelines.

2.              Guidelines

(1) General Subjects

1)              Any violation of laws and anti-social activities ?

•                  To scrutinize and judge respectively the substantial impact over the company’s business operations by the above subjects or the impairment of the shareholders’ economic value.

2)              Inappropriate disclosure which impairs the interests of shareholders ?

•                  To scrutinize and judge respectively the potential impairment of the shareholder’s economic value.

3)              Enough Business Improvement Efforts ?

•                  Although the continuous extremely unprofitable and the extremely bad performance, the management is in short of business improvement efforts. To scrutinize and judge respectively the cases.

(2) Subjects on Financial Statements

1)  Interest Appropriation Plan

1)              Interest Appropriation Plan (Dividends)

•                  To basically approve unless the extremely overpayment or minimum payment of the dividends

2)              Interest Appropriation Plan (Bonus payment to corporate officers)

•                  To basically agree but in case where the extremely unprofitable, for example, the consecutive unprofitable and no dividend payments or it is apparent of the impairment of the shareholder’s value, to request to decrease the amount or no bonus payment.

3)              To basically disagree to the interest appropriation plan if no dividend payments but to pay the bonus to the corporate officers without prior assessment.

2)	Loss	Disposal	Plan

To scrutinize and judge respectively

(3) Amendments to Articles of Incorporation, etc.

1.   Company Name Change/Address Change, etc.

2.   Change of Purpose/Method of Public Announcement

3.   Change of Business Operations, etc.

4.   Change of Stipulations on Shareholders/Shareholders Meeting

5.   Change of Stipulations on Directors/Board of Directors/Statutory Auditors

•                  To basically approve however, in case of the possibility of the limitation to the shareholders’ rights, to judge respectively

(4) Subjects on Corporate Organization

1)      Composition of Board of Directors Meeting, etc

•       To basically approve the introduction of “Committee Installation Company “or “Substantial Asset Control Institution”

•          To basically approve the introduction of the corporate officer institution. Provided, however, that in case where all directors are concurrent with those committee members and the institutions, to basically disagree. In case of the above introduction, to basically disapprove to the decrease of the board members or adjustment of the remuneration.

2)                  Appointment of Directors

•   To basically disagree in case where the increase of the board members which is deemed to be overstaffed and no explanatory comments on the increase. In case of 21 or more board members, to respectively judge.

•   To basically disagree the re-appointment of the existing directors in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

•   To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

3)                  Appointment of Outside Directors

•          To basically agree after the confirmation of its independency based on the information obtained from the possible data sources.

•          To basically disagree the decrease in number.

•          To basically disagree the job concurrence of the competitors’ CEO, COO,CFO or concurrence of the outside directors of 4 or more companies.

•          To basically disagree in case of no-independence of the company

•   To basically disagree the extension of the board of directors’ term.

4)      Appointment of Statutory Auditors

•          To basically disagree the appointment of the candidate who is appointed as a director and a statutory auditor by turns.

•          To basically disagree the re-appointment of the existing directors in case where the scandal of the breach of the laws and the anti-social activities occurred and caused the substantial impact over the business operations during his/her assignment.

5)      Appointment of Outside Statutory Auditors

•          To basically disagree in case where the outside statutory auditor is not actually the outside auditor (the officer or employee of the parent company, etc.)

•          To basically disagree in case where the reason of the decrease in the number is not clearly described.

•          To basically agree in case where the introduction of the “Statutory Auditor Appointment Committee” which includes plural outside statutory auditors.

(5)  Officer Remuneration/officer Retirement Allowances

1)      Officer Remuneration

•          To basically disagree the amendment of the officer remuneration (unless the decrease in amount or no payment) in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

•          To basically disagree and scrutinize respectively in case where no sufficient explanation of the substantial increase (10% or more per head), or no decrease of the remuneration amount if the number of the officers decrease.

2)      Officer Retirement Allowance

•          To basically approve

•          To basically disapprove in case where the payment of the allowance to the outside statutory auditors and the outside directors.

•          To basically disapprove in case where the officer resigned or retired during his/her assignment due to the scandal of the breach of the laws and the anti-social activities.

•          To basically disagree in case where the consecutive unprofitable settlements for the past 3 years and the consecutive 3 year no dividend payments, or the consecutive decrease in the net profits for the past 5 years.

(2)          Capital Policy/Business Policy

1)                     Acquisition of Own shares

•          To basically approve

•          To basically approve the disposition of the own sharers if the disposition ratio of less than 10% of the total issued shares and the shareholders’ equities.  In case of 10% or more, to respectively scrutinize.

2)                     Capital Reduction

To basically disagree in case where the future growth of the business might be substantially decreased.

3)                     Increase of the authorized capital

To basically disagree in case of the substantial increase of the authorized capital taking into consideration the dilution of the voting right (10% or more) and incentive.

4)                     Granting of the stock options to Directors, Statutory Auditors and Employees

•   To basically approve

•   To basically disagree in case where the substantial dilution of the value of the stocks (the potential dilution ration is to increase 5% of the total issued stock number) will occur and accordingly decrease of the shareholders’ interests.

•   To basically disagree in case where the exercise price is deviated by 10% or more from the market value as of the fiscal year-end

•   To basically disagree the decrease of the exercise price (re-pricing)

•                  To basically disagree in case where the exercise term remains less than 1 year.

•                  To basically disagree in case the scope of the option granted objectives (transaction countereparties)is not so closely connected with the better performance.

5)                     Mergers and Acquisitions

•          To basically disagree in case where the terms and conditions are not advantageous and there is no assessment base by the thirdparty.

•          To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable in comparison with the business strategy.

6)                     Business Transfer/Acceptance

To basically disagree in case where the content of the mergers and acquisitions can not be deemed to be reasonable and extremely unprofitable in comparison with the business strategy.

7)                     Capital Increase by the allocation to the third parties

•          To basically analyze on a case by case basis

•          Provided, however, that to basically approve in case where the companies under the financial difficulties executes as the restructuring of the business.

(7)  Others

1)       Appointment of Accountant

•          To basically approve

•          To basically disapprove on suspicion of its independency.

•         To scrutinize the subjects in case where the decline of the re-appointment due to the conflict of the audit policy.

2)       Shareholders’ proposal

To basically analyze on a case by case basis

The basic judgment criterion is the contribution to the increase of the shareholders’ value. However, to basically disapprove in case where to maneuver as a method to resolve the specific social and political problems.

Proxy policy applies to the following:

Invesco Australia Limited

Proxy Voting Policy

1.                             Purpose of this Policy

INVESCO recognises its fiduciary obligation to act in the best interests of all clients, be they superannuation trustees, institutional clients, unit-holders in managed investment schemes or personal investors. One way INVESCO represents its clients in matters of corporate governance is through the proxy voting process.

This document sets out INVESCO’s policy in relation to proxy voting. It has been approved by the INVESCO Australia Limited Board.

2.                             Scope

This policy applies to all INVESCO portfolios with the following exceptions:

•                                “index” or “index like” funds where, due to the nature of the funds, INVESCO will generally abstain from voting;

•                                private client or discrete wholesale mandates, where the voting policy has been agreed within the mandate;

•                                where investment management of an international fund has been delegated to an overseas AMVESCAP or INVESCO company, proxy voting will rest with that delegated manager.

3.                             Policy

In accordance with industry practices and the IFSA standard on proxy voting, our policy is as follows:

•                                INVESCO’s overriding principle is that votes will be cast in the best economic interests of investors.

•                                INVESCO’s intention is to vote on all Australian Company shareholder resolutions however it recognises that in some circumstances it would be inappropriate to vote, or its vote may be immaterial. INVESCO will generally abstain from voting on “routine” company resolutions (eg approval of financial accounts or housekeeping amendments to Articles of Association or Constitution) unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question (a significant proportion in this context means 5% or more of the market capitalisation of the company).

•                                INVESCO will always vote on the following issues arising in company Annual General Meetings where it has the authority to do so on behalf of clients.

•                               contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•                               employee and executive share and option schemes;

•                               approval of changes of substantial shareholdings;

•                               mergers or schemes of arrangement; and

•                               approval of major asset sales or purchases.

•                                Management agreements or mandates for individually-managed clients will provide direction as to who has responsibility for voting.

•                                In the case of existing management agreements which do not contain a provision concerning voting authority or are ambiguous on the subject, INVESCO will not vote until clear instructions have been received from the client.

•                                In the case of clients who wish to place special conditions on the delegation of proxy voting powers, INVESCO will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

•                                In considering proxy voting issues arising in respect of unit-holders in managed investment schemes, INVESCO will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unit-holders in the scheme as a whole. INVESCO cannot accept instructions from individual unit-holders as to the exercise of proxy voting authority in a particular instance.

•                                In order to facilitate its proxy voting process, INVESCO may retain a professional proxy voting service to assist with in-depth proxy research, vote execution, and the necessary record keeping.

4.                             Reporting and Disclosure

A written record will be kept of the voting decision in each case, and of the reasons for each decision (including abstentions).

INVESCO will disclose on an annual basis, a summary of its proxy voting statistics on its website as required by IFSA standard No. 13 – Proxy Voting.

5.                             Conflicts of Interest

All INVESCO employees are under an obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of clients.

INVESCO acknowledges that conflicts of interest do arise and where a conflict of interest is considered material, INVESCO will not vote until a resolution has been agreed upon and implemented.

Proxy policy applies

to the following:

Invesco Hong Kong Limited

Invesco Hong Kong Limited

PROXY VOTING POLICY

8 April 2004

TABLE OF CONTENTS

Introduction	A-33

1. Guiding Principles	A-34

2. Proxy Voting Authority	A-35

3. Key Proxy Voting Issues	A-38

4. Internal Admistration and Decision-Making Process	A-41

5. Client Reporting	A-43

INTRODUCTION

This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities.  It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

1. GUIDING PRINCIPLES

1.1           Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors.  The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2           The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients.  At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3           Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process.  In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges.  The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4           The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints.  Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5            Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

2. PROXY VOTING AUTHORITY

2.1           An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2           An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client?  Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions.  Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3           In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4          Individually-Managed Clients

2.4.1        As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2        The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable.  We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3        In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4        While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians.  In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5        In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

2.4.6        Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY

Individually-Managed Clients

Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

2.5          Pooled Fund Clients

2.5.1        The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients.  These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2        These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct agent or delegate of each unitholder.  On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any  views and concerns raised by its pooled fund clients.  However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3        As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4        Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY

Pooled Fund Clients

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

3. KEY PROXY VOTING ISSUES

3.1           This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2           Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so.  We will not announce our voting intentions and the reasons behind them.

3.3           Invesco applies two underlying principles.  First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings.  We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests.  Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4           In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole.  These are discussed as follows.

3.5          Portfolio Management Issues - Active Equity Portfolios

3.5.1        While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2        In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances.   The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

3.5.3        Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers.  These issues are outlined as follows:

KEY VOTING ISSUES

Major Corporate Proposals

Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment); approval of changes of substantial shareholdings; mergers or schemes of arrangement; and approval of major asset sales or purchases.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

3.6          Administrative Issues

3.6.1        In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

3.6.2        There are practical constraints to the implementation of proxy voting decisions.  Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3        In addition, for  investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4        While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy.  This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days).  This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5        These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association.  Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders.  However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

3.6.6        Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service.  The policies outlined below have been prepared on this basis.

KEY PROXY VOTING ISSUES

Administrative Constraints

In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

A significant proportion in this context means 5% or more of the market capitalisation of the company.

4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

4.1        The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

4.2        As shown by the diagram, a central administrative role is performed by our Settlement Team, located within the Client Administration section.  The initial role of the Settlement Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3        A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question.  Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4        Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5        The voting decision is then documented and passed back to the Settlement Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company.  At the same time, the Settlement Team logs all proxy voting activities for record keeping or client reporting purposes.

4.6        A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice.  This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously.  Invesco has no control over the former dependency and  Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

4.7        The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers.   This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

The voting decision will be made by the Primary Investment Manager responsible for the market in question.

A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company.  Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.

Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

5. CLIENT REPORTING

5.1        Invesco will keep records of its proxy voting activities.

5.2        Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2        The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING

Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.

Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

Proxy policy applies to the following:

Invesco Institutional (N.A.), Inc.

Invesco Global Asset Management (N.A.), Inc.

Invesco Senior Secured Management, Inc.

PROXY VOTING POLICIES

AND

PROCEDURES

April 1, 2006

GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, “INVESCO”), each has responsibility for making investment decisions that are in the best interests of its clients.  As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

PROXY VOTING POLICIES

Voting of Proxies

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services

INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations.  In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility.  On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients.  This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS.  ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines.  If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account.  In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process.  A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO.  The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation.  In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote.  The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies.  In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients.  In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee.  Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

(1)                                  describe any real or perceived conflict of interest,

(2)                                  discuss any procedure used to address such conflict of interest,

(3)                                  report any contacts from outside parties (other than routine communications from proxy solicitors), and

(4)                                  include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies.  For example, proxy voting in certain countries outside the United States requires share blocking.   Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary.  During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank.  In addition, voting certain international securities may involve unusual costs to clients.  In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided.   In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities.  INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.  If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.  The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative.  Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies.  Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote.  In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.

Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate.  It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.  Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

•                  Business Relationships – where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•                  Personal Relationships – where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•                  Familial Relationships – where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients’ funds are invested in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy.  In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation.  A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee.  In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s

Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required.  In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships).  After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com.  From this website, click on ISS Governance Services tab, next click on “Policy Gateway”, next click on “2008 Policy Information”, and then click on “Download 2008 U.S. Proxy Voting Guidelines Summary.”

APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof.  I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise.  I have complied with all provisions of this Policy.

Print Name

Date	Signature

Proxy policy applies to the following:

Invesco Trimark Investment Management Inc.

Proxy Voting

Policy Number: B-6          Effective Date: May 1, 2001        Revision Date:  November 6, 2006

PURPOSE AND BACKGROUND

In its trusteeship and management of mutual funds, AIM Trimark acts as fiduciary to the unitholders and must act in their best interests.

APPLICATION

AIM Trimark will make every effort to exercise all voting rights with respect to securities held in the mutual funds that it manages in Canada or to which it provides sub-advisory services, including a Fund registered under and governed by the US Investment Company Act of 1940, as amended (the “US Funds”) (collectively, the “Funds”). Proxies for the funds distributed by AIM Trimark Investments and managed by an affiliate or a third party (a “Sub-Advisor”) will be voted in accordance with the Sub-Advisor’s policy, unless the sub-advisory agreement provides otherwise.

The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund.  Portfolio managers must vote proxies in accordance with the Guidelines, as amended from time to time, a copy of which is attached to this policy.

When a proxy is voted against management’s recommendation, the portfolio manager will provide to the CIO the reasons in writing for any vote in opposition to management’s recommendation.

AIM Trimark may delegate to a third party the responsibility to vote proxies on behalf of all or certain Funds, in accordance with the Guidelines.

RECORDS MANAGEMENT

The Investment Department will endeavour to ensure that all proxies and notices are received from all issuers on a timely basis, and will maintain for all Funds

•                  A record of all proxies received;

•                  a record of votes cast;

•                  a copy of the reasons for voting against management; and for the US Funds

•                  the documents mentioned above; and

•                  a copy of any document created by AIM Trimark that was material to making a decision how to vote proxies on behalf of a US Fund and that memorializes the basis of that decision.

AIM Trimark has a dedicated Central Proxy Administrator who manages all proxy voting materials.  Proxy voting circulars for all companies are received electronically through an external service provider.  Circulars for North American companies and ADRs are generally also received in paper format.

Once a circular is received, the Administrator verifies that all shares and Funds affected are correctly listed. The Administrator then gives a copy of the proxy summary to each affected portfolio manager and maintains a tracking list to ensure that all proxies are voted within the prescribed deadlines.

Once voting information has been received from the portfolio managers, voting instructions are sent electronically to the service provider who then forwards the instructions to the appropriate proxy voting agent or transfer agent.  The external service provider retains on behalf of AIM Trimark a record of the votes cast and agrees to provide AIM Trimark with a copy of proxy records promptly upon request.  The service provider must make all documents available to AIM Trimark for a period of 6 years.

In the event that AIM Trimark ceases to use an external service provider, all documents would be maintained and preserved in an easily accessible place i) for a period of 2 years where AIM Trimark carries on business in Canada and ii) for a period of 3 years thereafter at the same location or at any other location.

REPORTING

The CIO will report on proxy voting to the Fund Boards on an annual basis with respect to all funds managed in Canada or distributed by AIM Trimark Investments and managed by a Sub-Advisor.  The CIO will report on proxy voting to the Board of Directors of the US Funds as required from time to time.

In accordance with NI 81-106, proxy voting records for all Canadian mutual funds for years ending June 30th are posted on AIM Trimark’s websites.  The AIM Trimark Compliance department will review the proxy voting records held by AIM Trimark on an annual basis.

AIM TRIMARK INVESTMENTS

PROXY VOTING GUIDELINES (April 17, 2006)

PURPOSE

The purpose of this document is to describe AIM Trimark’s general guidelines for voting proxies received from companies held in AIM Trimark’s Toronto-based funds.  Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities.  As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.

As a general rule, AIM Trimark shall vote against any actions that would:

•      reduce the rights or options of shareholders,

•      reduce shareholder influence over the board of directors and management,

•      reduce the alignment of interests between management and shareholders, or

•      reduce the value of shareholders’ investments.

At the same time, since AIM Trimark’s Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the positions of a company’s board of directors.  Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company’s board of directors.

While AIM Trimark’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, AIM Trimark’s portfolio managers assess whether there are material conflicts of interest between AIM Trimark’s interests and those of unitholders.  A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark’s relationship with the company.  In all situations, the portfolio managers will not take AIM Trimark’s relationship with the company into account, and will vote the proxies in the best interest of the unitholders.  To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue.  Portfolio managers are required to report to the Chief Investment Officer any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process.

BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance.  Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

Voting on Director Nominees in Uncontested Elections

Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•      Long-term company performance relative to a market index,

•      Composition of the board and key board committees,

•      Nominee’s attendance at board meetings,

•      Nominee’s time commitments as a result of serving on other company boards,

•      Nominee’s investments in the company,

•      Whether the chairman is also serving as CEO, and

•      Whether a retired CEO sits on the board.

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•      Long-term financial performance of the target company relative to its industry,

•      Management’s track record,

•      Background to the proxy contest,

•      Qualifications of director nominees (both slates),

•      Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•      Stock ownership positions.

Majority Threshold Voting for Director Elections

We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate and timely response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

Separating Chairman and CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position.  Voting decisions will take into account factors such as:

•      Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•      Majority of independent directors;

•      All-independent key committees;

•      Committee chairpersons nominated by the independent directors;

•      CEO performance is reviewed annually by a committee of outside directors; and

•      Established governance guidelines.

Majority of Independent Directors

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.

We generally vote for shareholder proposals that request that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders.  Share ownership by directors better aligns their interests with those of other shareholders.  Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.

Size of Boards of Directors

We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value.  The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.

Classified or Staggered Boards

In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.

We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members.  We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.

Director Indemnification and Liability Protection

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs.  As a result, limitations on directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

AUDITORS

A strong audit process is a requirement for good corporate governance.  A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

Ratification of Auditors

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company’s auditors unless:

•      It is not clear that the auditors will be able to fulfill their function;

•      There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•      The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

Disclosure of Audit vs. Non-Audit Fees

Understanding the fees earned by the auditors is important for assessing auditor independence.  Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees.  In these circumstances, we will generally support proposals that call for this disclosure.

COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features.  We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):

Cash Compensation and Severance Packages

We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

Equity Based Plans - Dilution

We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

Employee Stock Purchase Plans

We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.  It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

Loans to Employees

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options.  It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.

Stock Option Plans – Board Discretion

We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs.  Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

Stock Option Plans – Inappropriate Features

We will generally vote against plans that have any of the following structural features:

•      ability to re-price “underwater” options without shareholder approval,

•      ability to issue options with an exercise price below the stock’s current market price,

•      ability to issue “reload” options, or

•      automatic share replenishment (“evergreen”) features.

Stock Option Plans – Director Eligibility

While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.

Stock Option Plans - Repricing

We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

Stock Option Plans - Vesting

We will vote against stock option plans that are 100% vested when granted.

Stock Option Plans – Authorized Allocations

We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.

Stock Option Plans – Change in Control Provisions

We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

Common Stock Authorization

We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Dual Class Share Structures

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote against proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

Stock Splits

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

We will vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Share Repurchase Programs

We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

Reincorporation

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move.  Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.

Mergers & Acquisitions

We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

•      will result in financial and operating benefits,

•      have a fair offer price,

•      have favourable prospects for the combined companies, and

•      will not have a negative impact on corporate governance or shareholder rights.

Social Responsibility

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence.  As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:

•      the proposal’s impact on the company’s short-term and long-term share value,

•      its effect on the company’s reputation,

•      the economic effect of the proposal,

•      industry and regional norms applicable to the company,

•      the company’s overall corporate governance provisions, and

•      the reasonableness of the request.

We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

•      the company has failed to adequately address these issues with shareholders,

•      there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

•      the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

Ordinary Business Practices

We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

Protection of Shareholder Rights

We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

Barriers to Shareholder Action

We will generally vote for proposals to lower barriers to shareholder action.

Shareholder Rights Plans

We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.

OTHER

We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement (including the authority to approve any further amendments to an otherwise approved resolution).

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

(a)	Agreement and Declaration of Trust of the Registrant dated November 7, 2007.*

(b)	By-Laws of the Registrant.*

(d)

	(1)	Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.*
	(2)	Form of Investment Sub-Advisory Agreement between AER Advisors, Inc. and PowerShares Capital Management LLC.*
	(3)	Form of Investment Sub-Advisory Agreement between Invesco Institutional (N.A.), Inc. and PowerShares Capital Management LLC. *
	(4)	Form of Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC, to be filed by amendment.

(g)	(1)	Form of Custody Agreement.*

(h)

	(1)	Form of Fund Administration and Accounting Agreement.*
	(2)	Form of Participant Agreement (equity).*
	(3)	Form of Participant Agreement (fixed income).*
	(4)	Form of Subscription Agreement.*
	(5)	Form of Fund Transfer Agency Agreement. *

(i)

(1)

Opinion and Consent of Clifford Chance US LLP, with respect to PowerShares Active AlphaQ Fund, PowerShares Active Alpha Multi-Cap Fund, PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.*

	(2)	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active U.S. Real Estate Fund, to be filed by amendment.

(j)

(1)

Consent of Independent Registered Public Accounting Firm, with respect to PowerShares Active AlphaQ Fund, PowerShares Active Alpha Multi-Cap Fund, PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.*

	(2)	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Active U.S. Real Estate Fund, to be filed by amendment.

(p)

	(1)	Code of Ethics of the Registrant and PowerShares Capital Management LLC.*
	(2)	Code of Ethics of A I M Distributors, Inc.*
	(3)	Code of Ethics of AER Advisors, Inc.*
	(4)	Code of Ethics of Invesco Institutional (N.A.), Inc.*

Other.

(q)	Powers of Attorney.*

* Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on March 24, 2008.

Item 24. Persons Controlled by or Under Common Control with the Fund.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT. FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL. FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 25. Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated November 7, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 26. Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE. (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF THE FUND’S INVESTMENT ADVISER AND SUB-ADVISERS:

The information as to the trustees and executive officers of PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of AER Advisors, Inc is set forth in AER Advisors, Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of Invesco Institutional (N.A.), Inc. is set forth in Invesco Institutional (N.A.), Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

Item 27. Principal Underwriters.

The sole principal underwriter for the Fund is A I M Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AIM CORE ALLOCATION PORTFOLIO SERIES

Series C

Series M

AIM COUNSELOR SERIES TRUST

AIM Floating Rate Fund

AIM Multi-Sector Fund

AIM Select Real Estate Income Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM EQUITY FUNDS

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM FUNDS GROUP

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Independence New Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Total Return Fund

AIM Japan Fund

AIM Libor Alpha Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

AIM SECTOR FUNDS

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

 AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM TREASURER’S SERIES TRUST

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Treasury Portfolio

TAX-FREE INVESTMENTS TRUST

Tax-Free Cash Reserve Portfolio

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Gary K. Wendler	None	Director
John M. Zerr	None	Director, Senior Vice President, Secretary and Chief Legal Officer
John Cooper	None	Executive Vice President
Brian Lee	None	Executive Vice President
Philip A. Taylor	None	Director

* The principal business address for all directors and executive officers is A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON:

Not applicable.

Item 28. Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(A) OF THE 1940 ACT [15 U.S.C. 80A-30(A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York.

Item 29. Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’ S LAST THREE FISCAL YEARS.

Not applicable.

Item 30. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 26th day of June, 2008.

PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ H. Bruce Bond
Title: H. Bruce Bond, President and Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ H. Bruce Bond	President and Chairman	June 26, 2008
H. Bruce Bond

/s/ Bruce T. Duncan	Chief Financial Officer, Treasurer and Secretary	June 26, 2008
Bruce T. Duncan

*/s/ Ronn R. Bagge	Trustee	June 26, 2008
Ronn R. Bagge

*/s/ Marc M. Kole	Trustee	June 26, 2008
Marc M. Kole

*/s/ D. Mark McMillan	Trustee	June 26, 2008
D. Mark McMillan

*/s/ Philip M. Nussbaum	Trustee	June 26, 2008
Philip M. Nussbaum

*/s/ Donald H. Wilson	Trustee	June 26, 2008
Donald H. Wilson

*By: /s/ Stuart M. Strauss	June 26, 2008
Stuart M. Strauss
Attorney-In-Fact